UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2024
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 26, 2024, bluebird bio, Inc. (the “Company”) announced certain financial results for the three months and year ended December 31, 2023. When the Company files its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), it expects to continue to report that there is substantial doubt regarding its ability to continue as a going concern. The going concern analysis is expected to be revisited when the Company files its Quarterly Report on Form 10-Q for the quarter ending March 31, 2024.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Finance Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the financial statements of the Company for the year ended December 31, 2023, the Company, in consultation with its independent registered public accounting firm, Ernst & Young LLP (“EY”), identified certain accounting errors relating to the application of U.S. GAAP to certain arrangements with contract manufacturing organizations that are deemed to contain one or more leases for accounting purposes.

On March 24, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, based on the recommendation of management and after consultation with EY, concluded that the Company’s previously-issued audited consolidated financial statements for each fiscal year beginning January 1, 2019 and its previously-issued unaudited interim condensed consolidated financial statements for each of the first three quarters in such years, as well as the associated earnings releases and investor presentations or other communications describing such financial statements, were materially misstated and, accordingly, should no longer be relied upon.

The Company intends to restate its consolidated financial statements as of and for the year ended December 31, 2022 in connection with the filing of its 2023 Form 10-K. Similarly, the Company will include restated unaudited financial information for each of the first three quarters of 2023 and 2022 in its 2023 Form 10-K (each such annual and quarterly period to be restated, a “Restated Period”).

Specifically, the identified errors resulted from the Company’s identification of embedded leases and the application of its accounting policy for the treatment of non-lease components contained in lease agreements. The Company’s accounting policy required that lease and non-lease components in agreements with contract manufacturing organizations that are accounted for as leases be combined. The Company determined that it did not consistently combine such components, resulting in an estimated understatement of lease assets and lease liabilities between $100 million and $200 million in the annual Restated Period and an estimated understatement of lease assets and lease liabilities between $30 million and $125 million in each of the quarterly Restated Periods. As a result of the errors, the Company also expects to record an increase in non-cash interest expense in each Restated Period. The Company does not expect the errors to result in any impact on its cash position or revenue.

Additionally, the Company has determined that the errors resulted from the existence of a material weakness in its internal control over financial reporting that also existed during the Restated Periods and that its internal control over financial reporting was not effective as of December 31, 2023. As a result, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2023.

On March 26, 2024, the Company filed a notification of inability to timely file Form 10-K on Form 12b-25 due to additional time required for the Company to correct the errors described above and prepare restated financial statements. At this time, the Company expects to file the 2023 Form 10-K no later than April 16, 2024. However, there can be no assurance that the Company will be able to prepare restated financial statements and file the 2023 Form 10-K on the timeline anticipated, or that no additional errors will be identified.

The Company’s management and Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with EY.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s expectations with respect to the analysis of its ability to continue as a going concern, the estimated impact of errors in the Company’s previously-issued financial statements, including on its cash position and revenue, the timing of the filing of the restated financials and the Company’s 2023 10-K, and the results of the Company’s evaluation of its internal control over financial reporting and disclosure controls. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligations to make any revisions to the forward-looking statements contained in this Current Report or to update them to reflect events or circumstances occurring after the date of this Current Report, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on March 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2024	bluebird bio, Inc.

	By:	/s/ Christopher Krawtschuk
	Name:	Christopher Krawtschuk
	Title:	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer